Exhibit 99.1

Worldwide Headquarters 1200 Willow Lake Boulevard St. Paul, Minnesota 55110-5101	Maximillian Marcy Investor Relations Contact 651-236-5062

NEWS	For Immediate Release	June 22, 2016

H.B. Fuller Reports Second Quarter 2016 Results

Second Quarter Diluted EPS $0.65;

Second Quarter Adjusted Diluted EPS $0.671;

Adjusted EPS Guidance Range Narrowed to $2.45-$2.601

ST. PAUL, Minn. – H.B. Fuller Company (NYSE: FUL) today reported financial results for the second quarter that ended May 28, 2016.

Items of Note for the Second Quarter of 2016:

■

Volume growth was 15 percent in the Engineering Adhesives segment, above 10 percent in the Asia Pacific segment and positive in our EIMEA segment. Although volume was down in Americas Adhesives year-over-year, trends improved sequentially in the segment while Construction Products volume was down relative to a very strong quarter in the prior year;

■

Gross profit margin was 29.7 percent; adjusted gross profit margin was 29.9 percent, an improvement of 170 basis points versus the prior year’s second quarter reflecting effective management of pricing and raw material costs;

■	Net income was $33.3 million; adjusted net income was $34.2 million, or $0.67[1] per diluted share, an increase of 6 percent versus the prior year;
■	Adjusted EBITDA margin[2] was 13.9 percent; EIMEA segment adjusted EBITDA[2] margin was 12.0 percent in the quarter up nearly 500 basis points from the prior year;
■

On June 8, 2016, in line with the Company’s strategy, we completed the acquisition of Cyberbond to broaden our global position and accelerate our growth in the high margin, high growth Engineering Adhesives segment.

Second Quarter 2016 Results:

Net income for the second quarter of 2016 was $33.3 million, or $0.65 per diluted share, versus income from continuing operations of $26.5 million, or $0.51 per diluted share, in last year’s second quarter. Adjusted diluted earnings per share in the second quarter of 2016 were $0.671, up 6 percent versus the prior year’s adjusted result of $0.631. Foreign currency losses were relatively high in the second quarter reducing adjusted EPS by about $0.02 per share relative to the prior year. Adjusted EBITDA2 was $73.8 million in the second quarter, or 13.9 percent of net revenue.

Net revenue for the second quarter of 2016 was $532.5 million, down 1.5 percent versus the second quarter of 2015. Higher volume positively impacted net revenue growth by 1.0 percentage point. Lower average selling prices and negative foreign currency translation negatively impacted net revenue growth by 1.4 and 1.1 percentage points, respectively. Constant currency revenue3 decreased by 0.4 percent year-over-year.

During the quarter we continued to improve margins through effective management of pricing and raw material costs as well as driving efficiencies in our supply chain and operations. Gross profit margin increased 220 basis points versus the prior year. Selling, General and Administrative (SG&A) expense was up by approximately 3 percent versus last year, and up about 90 basis points as a percentage of net revenue.

”We continued to drive improvements in our business during the second quarter, in line with our strategic plan,” said Jim Owens, H.B. Fuller president and chief executive officer. “Our EBITDA margin, at nearly 14 percent, was in line with our plan and driven by improvements in our two largest business segments – Americas Adhesives and EIMEA. Our high performing Engineering Adhesive segment grew organically by 15 percent, also in line with our strategic plan. Solid volume growth in our EIMEA and Asia Pacific segments, along with improving volume performance in our Americas Adhesives segment, are all indicators of the continued strengthening of our business. We also recently closed two strategic acquisitions which will enhance our returns for investors. We are pleased with the quarter and are on track to deliver our commitments for this fiscal year and the years ahead.”

Balance Sheet and Cash Flow:

At the end of the second quarter of 2016, we had cash totaling $146 million and total debt of $722 million. This compares to first quarter 2016 cash and debt levels of $127 million and $723 million, respectively. Sequentially, net debt was down by $20 million. Cash flow from operations was positive $40 million in the second quarter. The solid cash flow result allowed us to fund the acquisition of Advanced Adhesives in Australia and maintain our leverage of 2.7 times debt to EBITDA. Capital expenditures were $12 million in the second quarter.

Year-To-Date Results:

Net income for the first half of 2016 was $52.2 million, or $1.02 per diluted share, versus income from continuing operations of $36.2 million, or $0.70 per diluted share, in the first half of 2015. Adjusted total diluted earnings per share in the first half of 2016 were $1.091, up 18 percent versus the prior year’s result of $0.921. Foreign currency losses were unusually high in the first half of this year, reducing adjusted EPS by about $0.09 per share relative to the same period last year.

Net revenue for the first half of 2016 was $1,006.8 million, down 0.5 percent versus the first half of 2015. Higher volume positively impacted net revenue growth by 3.3 percentage points. Lower average selling prices and negative foreign currency translation negatively impacted net revenue growth by 1.0 and 2.8 percentage points, respectively. Constant currency revenue3 grew by 2.3 percent year-over-year.

Fiscal 2016 Outlook:

We are narrowing our adjusted EPS guidance range to $2.45 to $2.60 for the 2016 year1. Our previous guidance for 2016 adjusted EPS was $2.40 to $2.60 per share. Constant currency growth is expected to be around 3 percent for 2016 versus the 2015 fiscal year. We expect to generate approximately $290 million of EBITDA in 2016, reflecting a full-year EBITDA margin of about 14 percent. Our core tax rate, excluding the impact of discrete items, is expected to be about 32 percent. We are on track to invest $60 million in capital items in 2016.

Conference Call:

The Company will host an investor conference call to discuss second quarter 2016 results on Thursday, June 23, 2016, at 9:30 a.m. Central U.S. time (10:30 a.m. Eastern U.S. time). The conference call audio and accompanying presentation slides will be available to all interested parties via a simultaneous webcast at www.hbfuller.com under the Investor Relations section. The event is scheduled to last one hour. For those unable to listen live, an audio replay of the event along with the accompanying presentation will be archived on the Company’s website.

Regulation G:

The information presented in this earnings release regarding segment operating income, adjusted diluted earnings per share, earnings before interest, taxes, depreciation, and amortization (EBITDA) and constant currency revenue does not conform to generally accepted accounting principles (GAAP) and should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the operating performance of the Company and its operating segments as well as the comparability of results. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information is reconciled with reported GAAP results in the tables below with the exception of our forward looking non-GAAP measures contained in our fiscal 2016 outlook which are unknown and have not yet occurred.

About H.B. Fuller Company:

For over 125 years, H.B. Fuller has been a leading global adhesives provider focusing on perfecting adhesives, sealants and other specialty chemical products to improve products and lives. With fiscal 2015 net revenue of $2.1 billion, H.B. Fuller’s commitment to innovation brings together people, products and processes that answer and solve some of the world's biggest challenges. Our reliable, responsive service creates lasting, rewarding connections with customers in packaging, hygiene, general assembly, electronic and assembly materials, paper converting, woodworking, construction, automotive and consumer businesses. And our promise to our people connects them with opportunities to innovate and thrive. For more information, visit us at www.hbfuller.com and subscribe to our blog.

Safe Harbor for Forward-Looking Statements:

Certain statements in this document may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties, including but not limited to the following: the Company's ability to effectively integrate and operate acquired businesses; the ability to effectively implement Project ONE; political and economic conditions; product demand; competitive products and pricing; costs of and savings from restructuring initiatives; geographic and product mix; availability and price of raw materials; the Company's relationships with its major customers and suppliers; changes in tax laws and tariffs; devaluations and other foreign exchange rate fluctuations; the impact of litigation and environmental matters; the effect of new accounting pronouncements and accounting charges and credits; and similar matters. Further information about the various risks and uncertainties can be found in the Company's SEC 10-K filing for the fiscal year ended November 28, 2015. All forward-looking information represents management's best judgment as of this date based on information currently available that in the future may prove to have been inaccurate. Additionally, the variety of products sold by the Company and the regions where the Company does business make it difficult to determine with certainty the increases or decreases in net revenue resulting from changes in the volume of products sold, currency impact, changes in product mix, and selling prices. However, management's best estimates of these changes as well as changes in other factors have been included.

H.B. FULLER COMPANY AND SUBSIDIARIES
CONSOLIDATED FINANCIAL INFORMATION
In thousands, except per share amounts (unaudited)

	Three Months Ended	Percent of	Three Months Ended	Percent of
	May 28, 2016	Net Revenue	May 30, 2015	Net Revenue
Net revenue	$532,514	100.0%	$540,762	100.0%
Cost of sales	(374,258)	(70.3% )	(391,825)	(72.5%	)
Gross profit	158,256	29.7%	148,937	27.5%

Selling, general and administrative expenses	(103,684)	(19.5% )	(100,582)	(18.6%	)
Special charges, net	(370)	(0.1% )	(934)	(0.2%	)
Other income (expense), net	(1,565)	(0.3% )	(569)	(0.1%	)
Interest expense	(6,597)	(1.2% )	(6,215)	(1.1%	)
Income before income taxes and income from equity method investments	46,040	8.6%	40,637	7.5%

Income taxes	(14,290)	(2.7% )	(15,387)	(2.8%	)

Income from equity method investments	1,640	0.3%	1,366	0.3%
Income from continuing operations	33,390	6.3%	26,616	4.9%

Loss from discontinued operations, net of tax	-	0.0%	(1,300)	(0.2%	)
Net income including non-controlling interests	33,390	6.3%	25,316	4.7%

Net income attributable to non-controlling interests	(59)	(0.0% )	(144)	(0.0%	)
Net income attributable to H.B. Fuller	$33,331	6.3%	$25,172	4.7%

Basic income per common share attributable to H.B. Fuller
Income from continuing operations	0.66		0.53
Loss from discontinued operations	-		(0.03)
	$0.66		$0.50

Diluted income per common share attributable to H.B. Fuller[a]
Income from continuing operations	0.65		0.51
Loss from discontinued operations	-		(0.03)
	$0.65		$0.49

Weighted-average common shares outstanding:
Basic	50,145		50,345
Diluted	51,253		51,471

Dividends declared per common share	$0.14		$0.13

a Income per share amounts may not add due to rounding

Selected Balance Sheet Information (subject to change prior to filing of the Company's Quarterly Report on Form 10-Q)

	May 28, 2016	November 28, 2015	May 30, 2015
Cash & cash equivalents	$146,022	$119,168	$79,463
Trade accounts receivable, net	355,373	364,704	356,409
Inventories	261,072	248,504	265,620
Trade payables	161,724	177,864	191,930
Total assets	2,066,775	2,042,252	2,090,759
Total debt	721,847	722,863	736,899

H.B. FULLER COMPANY AND SUBSIDIARIES
CONSOLIDATED FINANCIAL INFORMATION
In thousands, except per share amounts (unaudited)

	Six Months Ended	Percent of	Six Months Ended	Percent of
	May 28, 2016	Net Revenue	May 30, 2015	Net Revenue
Net revenue	$1,006,840	100.0%	$1,011,423	100.0%
Cost of sales	(710,979)	(70.6% )	(746,280)	(73.8%	)
Gross profit	295,861	29.4%	265,143	26.2%

Selling, general and administrative expenses	(203,451)	(20.2% )	(195,415)	(19.3%	)
Special charges	(783)	(0.1% )	(3,295)	(0.3%	)
Other income (expense), net	(6,647)	(0.7% )	(206)	(0.0%	)
Interest expense	(12,905)	(1.3% )	(12,317)	(1.2%	)
Income from continuing operations before income taxes and income from equity method investments	72,075	7.2%	53,910	5.3%

Income taxes	(23,050)	(2.3% )	(20,156)	(2.0%	)

Income from equity method investments	3,332	0.3%	2,657	0.3%
Income from continuing operations	52,357	5.2%	36,411	3.6%

Loss from discontinued operations	-	0.0%	(1,300)	(0.1%	)
Net income including non-controlling interests	52,357	5.2%	35,111	3.5%

Net income attributable to non-controlling interests	(108)	(0.0% )	(229)	(0.0%	)
Net income attributable to H.B. Fuller	$52,249	5.2%	$34,882	3.4%

Basic income per common share attributable to H.B. Fuller[a]
Income from continuing operations	1.04		0.72
Loss from discontinued operations	-		(0.03)
	$1.04		$0.69

Diluted income per common share attributable to H.B. Fuller[a]
Income from continuing operations	1.02		0.70
Loss from discontinued operations	-		(0.03)
	$1.02		$0.68

Weighted-average common shares outstanding:
Basic	50,052		50,267
Diluted	51,124		51,425

Dividends declared per common share	$0.27		$0.25

a Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES
REGULATION G RECONCILIATION
In thousands, except per share amounts (unaudited)

						Adjusted
		Three Months Ended	% of Net			Three Months Ended	% of Net
		May 28, 2016	Revenue		Adjustments	May 28, 2016	Revenue
Net revenue		$532,514	100.0%			$532,514	100.0%
Cost of sales		(374,258)	(70.3%	)	(981)	(373,277)	(70.1% )
Gross profit		158,256	29.7%		(981)	159,237	29.9%

Selling, general and administrative expenses		(103,684)	(19.5%	)	(183)	(103,501)	(19.4% )

Acquisition and transformation related costs	(82)
Workforce reduction costs	-
Facility exit costs	(134)
Other related costs	(154)
Special charges, net		(370)	(0.1%	)	(370)	-	0.0%

Other income (expense), net		(1,565)	(0.3%	)		(1,565)	(0.3% )
Interest expense		(6,597)	(1.2%	)	(74)	(6,523)	(1.2% )
Income before income taxes and income from equity method investments		46,040	8.6%		(1,608)	47,648	8.9%

Income taxes		(14,290)	(2.7%	)	773	(15,063)	(2.8% )
- Effective tax rate		31.0%			48.1%	31.6%

Income from equity method investments		1,640	0.3%			1,640	0.3%
Net income including non-controlling interests		33,390	6.3%		(835)	34,225	6.4%

Net income attributable to non-controlling interests		(59)	(0.0%	)		(59)	(0.0% )
Net income attributable to H.B. Fuller		$33,331	6.3%		$(835)	$34,166	6.4%

Basic income (loss) per common share attributable to H.B. Fuller [a]		$0.66			$(0.02)	$0.68

Diluted income (loss) per common share attributable to H.B. Fuller		$0.65			$(0.02)	$0.67 [1]

Weighted-average common shares outstanding:
Basic		50,145			50,145	50,145
Diluted		51,253			51,253	51,253

H.B. FULLER COMPANY AND SUBSIDIARIES
REGULATION G RECONCILIATION
In thousands, except per share amounts (unaudited)

						Adjusted
		Three Months Ended	% of Net			Three Months Ended	% of Net
		May 30, 2015	Revenue		Adjustments	May 30, 2015	Revenue
Net revenue		$540,762	100.0%		$867	$541,629	100.0%
Cost of sales		(391,825)	(72.5%	)	(2,882)	(388,943)	(71.8% )
Gross profit		148,937	27.5%		(3,749)	152,686	28.2%

Selling, general and administrative expenses		(100,582)	(18.6%	)	(2,458)	(98,124)	(18.1% )

Acquisition and transformation related costs	(75)
Workforce reduction costs	270
Facility exit costs	(1,111)
Other related costs	(18)
Special charges, net		(934)	(0.2%	)	(934)	-	0.0%

Other income (expense), net		(569)	(0.1%	)		(569)	(0.1% )
Interest expense		(6,215)	(1.1%	)	(230)	(5,985)	(1.1% )
Income before income taxes and income from equity method investments		40,637	7.5%		(7,371)	48,008	8.9%

Income taxes		(15,387)	(2.8%	)	1,625	(17,012)	(3.1% )
- Effective tax rate		37.9%			22.0%	35.4%

Income from equity method investments		1,366	0.3%		-	1,366	0.3%
Net income from continuing operations		26,616	4.9%		(5,746)	32,362	6.0%

Loss from discontinued operations		(1,300)	(0.2%	)	(1,300)	-	0.0%
Net income including non-controlling interests		25,316	4.7%		(7,046)	32,362	6.0%

Net income attributable to non-controlling interests		(144)	(0.0%	)	-	(144)	(0.0% )
Net income attributable to H.B. Fuller		$25,172	4.7%		$(7,046)	$32,218	5.9%

Basic income (loss) per common share attributable to H.B. Fuller
Income (loss) from continuing operations		$0.53			$(0.11)	$0.64
Loss from discontinued operations		(0.03)			(0.03)	-
		$0.50			$(0.14)	$0.64

Diluted income (loss) per common share attributable to H.B. Fuller[a]
Income (loss) from continuing operations		$0.51			$(0.11)	$0.63 [1]
Loss from discontinued operations		(0.03)			(0.03)	-
		$0.49			$(0.14)	$0.63 [1]

Weighted-average common shares outstanding:
Basic		50,345			50,345	50,345
Diluted		51,471			51,471	51,471

a Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES
REGULATION G RECONCILIATION
In thousands, except per share amounts (unaudited)

						Adjusted
		Six Months Ended	% of Net			Six Months Ended	% of Net
		May 28, 2016	Revenue		Adjustments	May 28, 2016	Revenue
Net revenue		$1,006,840	100.0%			$1,006,840	100.0%
Cost of sales		(710,979)	(70.6%	)	(2,872)	(708,107)	(70.3% )
Gross profit		295,861	29.4%		(2,872)	298,733	29.7%

Selling, general and administrative expenses		(203,451)	(20.3%	)	(914)	(202,537)	(20.1% )

Acquisition and transformation related costs	(187)
Workforce reduction costs	1
Facility exit costs	(407)
Other related costs	(190)
Special charges		(783)	(0.1%	)	(783)	-	0.0%

Other income (expense), net		(6,647)	(0.7%	)		(6,647)	(0.7% )
Interest expense		(12,905)	(1.3%	)	(149)	(12,756)	(1.3% )
Income before income taxes and income from equity method investments		72,075	7.2%		(4,718)	76,793	7.6%

Income taxes		(23,050)	(2.3%	)	1,002	(24,052)	(2.4% )
- Effective tax rate		32.0%			21.2%	31.3%

Income from equity method investments		3,332	0.3%			3,332	0.3%

Net income including non-controlling interests		52,357	5.2%		(3,716)	56,073	5.6%

Net income attributable to non-controlling interests		(108)	(0.0%	)		(108)	(0.0% )
Net income attributable to H.B. Fuller		$52,249	5.2%		$(3,716)	$55,965	5.6%

Basic income per common share attributable to H.B. Fuller[4,a]		$1.04			$(0.07)	$1.12

Diluted income per common share attributable to H.B. Fuller4,		$1.02			$(0.07)	$1.09 [1]

Weighted-average common shares outstanding:
Basic		50,052			50,052	50,052
Diluted		51,124			51,124	51,124

a Income per share amounts may not add due to rounding

H.B. FULLER COMPANY AND SUBSIDIARIES
REGULATION G RECONCILIATION
In thousands, except per share amounts (unaudited)

						Adjusted
		Six Months Ended	% of Net			Six Months Ended	% of Net
		May 30, 2015	Revenue		Adjustments	May 30, 2015	Revenue
Net revenue		$1,011,423	100.0%		$867	$1,012,290	100.0%
Cost of sales		(746,280)	(73.8%	)	(6,032)	(740,248)	(73.1% )
Gross profit		265,143	26.2%		(6,899)	272,042	26.9%

Selling, general and administrative expenses		(195,415)	(19.3%	)	(3,296)	(192,119)	(19.0% )

Acquisition and transformation related costs	(547)
Workforce reduction costs	214
Facility exit costs	(2,640)
Other related costs	(322)
Special charges		(3,295)	(0.3%	)	(3,295)	-	0.0%

Other income (expense), net		(206)	(0.0%	)		(206)	(0.0% )
Interest expense		(12,317)	(1.2%	)	(330)	(11,987)	(1.2% )
Income from continuing operations before income taxes and income from equity method investments		53,910	5.3%		(13,820)	67,730	6.7%

Income taxes		(20,156)	(2.0%	)	2,592	(22,748)	(2.2% )
- Effective tax rate		37.4%			18.8%	33.6%

Income from equity method investments		2,657	0.3%		-	2,657	0.3%
Income from continuing operations		36,411			(11,228)	47,639

Loss from discontinued operations		(1,300)			(1,300)	-
Net income including non-controlling interests		35,111	3.5%		(12,528)	47,639	4.7%

Net loss attributable to non-controlling interests		(229)	(0.0%	)	-	(229)	(0.0% )
Net income attributable to H.B. Fuller		$34,882	3.4%		$(12,528)	$47,410	4.7%

Basic income per common share attributable to H.B. Fuller[a]
Income from continuing operations		0.72			(0.22)	0.94
Income from discontinued operations		(0.03)			(0.03)	-
		$0.69			$(0.25)	$0.94

Diluted income per common share attributable to H.B. Fuller[a]
Income from continuing operations		0.70			(0.22)	0.92
Income from discontinued operations		(0.03)			(0.03)	-
		$0.68			$(0.24)	$0.92 [1]

Weighted-average common shares outstanding:
Basic		50,267			50,267	50,267
Diluted		51,425			51,425	51,425

H.B. FULLER COMPANY AND SUBSIDIARIES
ADJUSTED EARNING PER SHARE RECONCILIATION
In thousands (unaudited)

	Three Months ended May 28, 2016			Three Months ended May 30, 2015
	Income			Income
	before	Income	Diluted	before	Income	Diluted
	Income Tax	Taxes	EPS	Income Tax	Taxes	EPS[a]
Income from continuing operations	$47,621	$14,290	$0.65	$41,859	$15,387	$0.51

Special charges, net	370	52	0.01	934	106	0.02
Acquisition project costs[b]	1,287	436	0.02	694	61	0.01
Construction Products[c]	-	-	-	2,108	803	0.03
EIMEA business integration costs[d]	562	43	0.01	2,055	156	0.04
Tonsan call option agreement[e]	(1,326)	-	(0.03)	-	-	-
Other[f]	715	242	0.01	1,580	499	0.02
Adjusted Earnings	$49,229	$15,063	$0.67	$49,230	$17,012	$0.63

	Six Months ended May 28, 2016			Six Months ended May 30, 2015
	Income			Income
	before	Income	Diluted	before	Income	Diluted
	Income Tax	Taxes	EPS	Income Tax	Taxes	EPS
Income from continuing operations	$75,299	$23,050	$1.02	$56,338	$20,156	$0.70

Special charges, net	783	120	0.01	3,295	436	0.06
Acquisition project costs[b]	1,408	476	0.02	3,940	480	0.07
Construction Products[c]	-	-	-	2,679	1,021	0.03
EIMEA business integration costs[d]	2,173	165	0.04	2,055	156	0.04
Tonsan call option agreement[e]	(360)	-	(0.01)	-	-	-
Other[f]	715	242	0.01	1,851	499	0.03
Adjusted Earnings	$80,018	$24,053	$1.09	$70,158	$22,748	$0.92

a Income per share amounts may not add due to rounding
b Costs related to integrating and accounting for past and potential acquisitions
c Costs related to the ramp up of new business with Lowes and the combination of facilities in Illinois
d Costs related to EIMEA restructuring announced November 2015, plant inefficiencies and inventory variances
e Non-cash costs related to accretion and revaluation of the Tonsan call option agreement
f Costs related to the completion and start-up of a new electronics facility in Yantai China, Project ONE development costs and a planned facility closure in the Philippines

H.B. FULLER COMPANY AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
In thousands (unaudited)

	Three Months Ended	Three Months Ended
	May 28, 2016	May 30, 2015
Net Revenue:
Americas Adhesives	$206,147	$217,474
EIMEA	139,897	137,418
Asia Pacific	60,119	57,553
Construction Products	67,634	75,831
Engineering Adhesives	58,717	52,486
Total H.B. Fuller	$532,514	$540,762

Segment Operating Income:[4]
Americas Adhesives	$35,884	$35,727
EIMEA	11,027	2,294
Asia Pacific	3,036	2,944
Construction Products	2,534	6,354
Engineering Adhesives	2,091	1,036
Total H.B. Fuller	$54,572	$48,355

Depreciation Expense:
Americas Adhesives	$3,555	$3,944
EIMEA	3,878	3,708
Asia Pacific	1,540	1,427
Construction Products	1,329	1,369
Engineering Adhesives	1,507	1,373
Total H.B. Fuller	$11,809	$11,821

Amortization Expense:
Americas Adhesives	$1,019	$1,071
EIMEA	1,174	1,163
Asia Pacific	291	347
Construction Products	2,325	2,408
Engineering Adhesives	1,979	2,010
Total H.B. Fuller	$6,788	$6,999

EBITDA:[2]
Americas Adhesives	$40,458	$40,742
EIMEA	16,079	7,165
Asia Pacific	4,867	4,718
Construction Products	6,188	10,131
Engineering Adhesives	5,577	4,419
Total H.B. Fuller	$73,169	$67,175

Segment Operating Margin:[4]
Americas Adhesives	17.4%	16.4%
EIMEA	7.9%	1.7%
Asia Pacific	5.0%	5.1%
Construction Products	3.7%	8.4%
Engineering Adhesives	3.6%	2.0%
Total H.B. Fuller	10.2%	8.9%

EBITDA Margin:[2]
Americas Adhesives	19.6%	18.7%
EIMEA	11.5%	5.2%
Asia Pacific	8.1%	8.2%
Construction Products	9.1%	13.4%
Engineering Adhesives	9.5%	8.4%
Total H.B. Fuller	13.7%	12.4%

Adjusted EBITDA[2]
Americas Adhesives	$41,048	$41,513
EIMEA	16,743	9,729
Asia Pacific	5,236	4,932
Construction Products	6.394	12,494
Engineering Adhesives	4.351	4,714
Total H.B. Fuller	$73,772	$73,382

Adjusted EBITDA Margin[2]
Americas Adhesives	19.9%	19.1%
EIMEA	12.0%	7.1%
Asia Pacific	8.7%	8.6%
Construction Products	9.5%	16.3%
Engineering Adhesives	7.4%	9.0%
Total H.B. Fuller	13.9%	13.5%

H.B. FULLER COMPANY AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
In thousands (unaudited)

	Six Months Ended	Six Months Ended
	May 28, 2016	May 30, 2015
Net Revenue:
Americas Adhesives	$389,466	$411,547
EIMEA	264,188	271,533
Asia Pacific	113,979	112,896
Construction Products	127,708	134,287
Engineering Adhesives	111,499	81,160
Total H.B. Fuller	$1,006,840	$1,011,423

Segment Operating Income:[4]
Americas Adhesives	$62,143	$57,404
EIMEA	17,190	2,979
Asia Pacific	6,789	6,089
Construction Products	3,319	7,368
Engineering Adhesives	2,969	(4,112)
Total H.B. Fuller	$92,410	$69,728

Depreciation Expense:
Americas Adhesives	$7,268	$7,834
EIMEA	9,209	7,609
Asia Pacific	2,926	2,825
Construction Products	2,602	2,845
Engineering Adhesives	3,062	2,286
Total H.B. Fuller	$25,067	$23,399

Amortization Expense:
Americas Adhesives	$2,036	$2,145
EIMEA	2,281	2,447
Asia Pacific	592	737
Construction Products	4,648	4,799
Engineering Adhesives	3,929	3,019
Total H.B. Fuller	$13,486	$13,147

EBITDA:[2]
Americas Adhesives	$71,447	$67,383
EIMEA	28,680	13,035
Asia Pacific	10,307	9,651
Construction Products	10,569	15,012
Engineering Adhesives	9,960	1,193
Total H.B. Fuller	$130,963	$106,274

Segment Operating Margin:[4]
Americas Adhesives	16.0%	13.9%
EIMEA	6.5%	1.1%
Asia Pacific	6.0%	5.4%
Construction Products	2.6%	5.5%
Engineering Adhesives	2.7%	(5.1% )
Total H.B. Fuller	9.2%	6.9%

EBITDA Margin:[2]
Americas Adhesives	18.3%	16.4%
EIMEA	10.9%	4.8%
Asia Pacific	9.0%	8.5%
Construction Products	8.3%	11.2%
Engineering Adhesives	8.9%	1.5%
Total H.B. Fuller	13.0%	10.5%

Adjusted EBITDA[2]
Americas Adhesives	$72,084	$68,331
EIMEA	29,256	15,754
Asia Pacific	10,690	9,915
Construction Products	10,791	18,004
Engineering Adhesives	9,639	4,465
Total H.B. Fuller	$132,460	$116,469

Adjusted EBITDA Margin[2]
Americas Adhesives	18.5%	16.6%
EIMEA	11.1%	5.8%
Asia Pacific	9.4%	8.8%
Construction Products	8.4%	13.3%
Engineering Adhesives	8.6%	5.5%
Total H.B. Fuller	13.2%	11.5%

H.B. FULLER COMPANY AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
NET REVENUE GROWTH
(unaudited)

Three Months Ended May 28, 2016

	Americas Adhesives		EIMEA	Asia Pacific	Construction Products		Engineering Adhesives	Total HBF
Price	(2.6%	)	(0.6% )	(2.5% )	0.8%		(0.5% )	(1.4%	)
Volume	(2.3%	)	2.9%	11.9%	(11.3%	)	15.1%	1.0%
Constant Currency Growth[3]	(4.9%	)	2.3%	9.4%	(10.5%	)	14.6%	(0.4%	)

F/X	(0.3%	)	(0.5% )	(4.9% )	(0.3%	)	(2.7% )	(1.1%	)
	(5.2%	)	1.8%	4.5%	(10.8%	)	11.9%	(1.5%	)

Six Months Ended May 28, 2016

	Americas Adhesives		EIMEA		Asia Pacific	Construction Products		Engineering Adhesives	Total HBF
Price	(1.9%	)	(0.4%	)	(1.5% )	1.3%		(1.0% )	(1.0%	)
Volume	(2.8%	)	2.6%		8.2%	(5.4%	)	43.6%	3.3%
Constant Currency Growth[3]	(4.7%	)	2.2%		6.7%	(4.1%	)	42.6%	2.3%

F/X	(0.7%	)	(4.9%	)	(5.7% )	(0.8%	)	(5.2% )	(2.8%	)
	(5.4%	)	(2.7%	)	1.0%	(4.9%	)	37.4%	(0.5%	)

H.B. FULLER COMPANY AND SUBSIDIARIES
REGULATION G RECONCILIATION
In thousands (unaudited)

	Three Months Ended	Three Months Ended
	May 28, 2016	May 30, 2015
Net income attributable to H.B. Fuller	$33,331	$25,172

Net income attributable to non-controlling interests	59	144
Loss from discontinued operations	-	1,300
Income from equity method investments	(1,640)	(1,366)
Income taxes	14,290	15,387
Interest expense	6,597	6,215
Other income (expense), net	1,565	569
Special charges	370	934
Segment operating income[4]	54,572	48,355

Depreciation expense	11,809	11,821
Amortization expense	6,788	6,999
EBITDA[2]	$73,169	$67,175

EBITDA margin[2]	13.7%	12.4%

Non-recurring costs[a]	603	6,207
Adjusted EBITDA[2]	$73,772	$73,382

Adjusted EBITDA margin[2]	13.9%	13.5%

	Six Months Ended	Six Months Ended
	May 28, 2016	May 30, 2015
Net income attributable to H.B. Fuller	$52,249	$34,882

Net income attributable to non-controlling interests	108	229
Loss from discontinued operations	-	1,300
Income from equity method investments	(3,332)	(2,657)
Income taxes	23,050	20,156
Interest expense	12,905	12,317
Other income (expense), net	6,647	206
Special charges	783	3,295
Segment operating income[4]	92,410	69,728

Depreciation expense	25,067	23,399
Amortization expense	13,486	13,147
EBITDA[2]	$130,963	$106,274

EBITDA margin[2]	13.0%	10.5%

Non-recurring costs[a]	1,497	10,195
Adjusted EBITDA[2]	$132,460	$116,469

Adjusted EBITDA margin[2]	13.2%	11.5%

[a]Non-recurrings costs exclude unusual depreciation expense, which has already been added back as part of total depreciation. The unusual depreciation in the second quarter and for the first 6 months of 2016 was $0.6 million and $2.3 million, respectively.

[1]

Adjusted diluted earnings per share (EPS) is a non-GAAP financial measure and excludes the following non-recurring costs listed on the adjusted earnings per share reconciliation table above: special charges related to the “business integration”; restructuring in EIMEA related to operational efficiency improvement projects; and the start-up of a new electronics facility in Yantai China. We have not included a reconcilliation of adjusted EPS to EPS as part of our guidance because the adjustments, if any, are not known at this time.

[2]	EBITDA is a non-GAAP financial measure defined on a consolidated basis as gross profit, less SG&A expense, plus depreciation expense, plus amortization expense. Adjusted EBITDA excludes items listed on the adjusted earnings per share reconciliation table above. On a segment basis it is defined as operating income, plus depreciation expense, plus amortization expense. Adjusted EBITDA margin is defined as adjusted EBITDA divided by net revenue.
[3]	Constant currency revenue is a non-GAAP financial measure defined as changes in revenue due to price and volume and excludes revenue changes driven by foreign currency translation. The schedule above reconciles each component of net revenue growth.
[4]	Segment operating income is defined as gross profit less SG&A expense. Segment operating margin is defined as segment operating income divided by net revenue.